UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Liberty TripAdvisor Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

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LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
April [•], 2020
Dear Stockholder:
You are cordially invited to attend the 2020 annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) to be held at 8:00 a.m., Mountain time, on May 19, 2020. Due to concerns about the coronavirus, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty TripAdvisor.
Very truly yours,
Gregory B. Maffei
Chairman of the Board,
President and Chief Executive Officer
The proxy materials relating to the annual meeting are first being mailed on or about April [•], 2020.

LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 19, 2020
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) to be held at 8:00 a.m., Mountain time, on May 19, 2020. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020. At the annual meeting, you will be asked to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal;

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020; and

3.
A proposal (which we refer to as the reverse stock split proposal) to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on March 31, 2020, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. However, we may, due to concerns about COVID-19, instead make the list of stockholders accessible only at [website], in which case we will notify stockholders by issuing a press release describing this change.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal and recommends that you vote “FOR” the election of each director nominee, “FOR” the auditors ratification proposal and “FOR” the reverse stock split proposal.
Votes may be cast electronically during the annual meeting via the Internet or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 19, 2020: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2019 Annual Report to Stockholders are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April [•], 2020
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY
2020 ANNUAL MEETING OF STOCKHOLDERS

WHEN
8:00 a.m., Mountain time, on May 19, 2020
WHERE
The annual meeting can be accessed virtually via the Internet by visiting
www.virtualshareholdermeeting.com/LTAH2020
RECORD DATE
5:00 p.m., New York City time, on March 31, 2020

ITEMS OF BUSINESS
1.
Election of directors proposal—To elect Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.

3.
Reverse stock split proposal—To approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split.

Such other business as may properly come before the annual meeting.
WHO MAY VOTE
Holders of shares of LTRPA and LTRPB

PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓ FOR EACH NOMINEE	9
Auditors ratification proposal	✓ FOR	13
Reverse stock split proposal	✓ FOR	15
 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

LIBERTY TRIPADVISOR HOLDINGS, INC.
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2020 Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on May 19, 2020 or at any adjournment or postponement of the annual meeting. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2020. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LTRPA), and Series B common stock, par value $0.01 per share (LTRPB). We refer to LTRPA and LTRPB together as our common stock.
THE ANNUAL MEETING
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8410 (outside the United States (303) 562-9272). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:00 a.m., Mountain time, on May 19, 2020. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Chris Mueller and Albert E. Rosenthaler to continue serving as Class II members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020; and

•
the reverse stock split proposal, to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by our board of directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split.

LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 1

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting also constitutes presence in person for purposes of quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on March 31, 2020 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Approval of the reverse stock split proposal requires the affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class.
Virtual attendance at the annual meeting also constitutes presence in person for purposes of each required vote.
Votes You Have
At the annual meeting, holders of shares of LTRPA will have one vote per share and holders of shares of LTRPB will have ten votes per share, in each case, that our records show are owned as of the record date.
Recommendation of Our Board of Directors
Our board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each director nominee, “FOR” the auditors ratification proposal and “FOR” the reverse stock split proposal.

Shares Outstanding
As of the record date, an aggregate of 72,167,796 shares of LTRPA and 2,952,569 shares of LTRPB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 814 and 42 record holders of LTRPA and LTRPB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
2 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

THE ANNUAL MEETING
Voting Procedures for Record Holders
Holders of record of our common stock as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2020. To enter the annual meeting, holders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
Instructions for voting prior to the annual meeting by using the telephone or the Internet are printed on the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee, “FOR” the auditors ratification proposal and “FOR” the reverse stock split proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and it will have the same effect as a vote “AGAINST” the auditors ratification proposal and the reverse stock split proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the election of each director nominee or auditors ratification proposal are approved (if a quorum is present), but will have the same effect as a vote “AGAINST” the reverse stock split proposal.
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal and the reverse stock split proposal described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals, other than the reverse stock split proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 3

Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 18, 2020.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of  $5,000, plus reasonable out of pocket expenses.
If you have any further questions about voting or attending the annual meeting, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736 or Broadridge at (888) 789-8410 (outside the United States (303) 562-9272) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or (877) 732-3619 (toll free).
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
The security ownership information is given as of February 29, 2020, and, in the case of percentage ownership information, is based upon 72,154,703 LTRPA shares and 2,929,401 LTRPB shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei c/o Liberty TripAdvisor Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LTRPA	—	—	38.5
	LTRPB	4,608,845(1)	97.0
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LTRPA	7,800,444(2)	10.8	*
	LTRPB	—	—
Jackson Square Partners, LLC 101 California Street Suite 3750 San Francisco, CA 94111	LTRPA	7,171,445(3)	9.9	6.0
	LTRPB	—		—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LTRPA	5,416,359(4)	7.5	5.2
	LTRPB	—		—
Eagle Capital Management, LLC 499 Park Avenue 17th Floor New York, NY 10022	LTRPA	5,109,078(5)	7.1	4.2
	LTRPB	—		—
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	LTRPA	4,181,246(6)	5.8	4.0
	LTRPB	—		—
Hudson Bay Capital Management LP 777 Third Avenue, 30th Floor New York, NY 10017	LTRPA	3,815,119(7)	5.3	3.8
	LTRPB	—	—
*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer, is set forth in “—Security Ownership of Management.”

(2)
Based on Amendment No. 6 to Schedule 13G, filed February 12, 2020 by The Vanguard Group (Vanguard), which states that, with respect to LTRPA, Vanguard has sole voting power over 155,025 shares, shared voting power over 19,407 shares, sole dispositive power over 7,638,137 shares and shared dispositive power over 162,307 shares.

(3)
Based on Amendment No. 5 to Schedule 13G, filed February 14, 2020 by Jackson Square Partners, LLC (Jackson Square), which states that, with respect to LTRPA, Jackson Square has sole voting power over 5,176,412 shares, shared voting power over 941,223 shares and sole dispositive power over 7,171,445 shares.

(4)
Based on Amendment No. 5 to Schedule 13G, filed February 5, 2020 by BlackRock, Inc. (BlackRock), which states that, with respect to LTRPA, BlackRock has sole voting power over 5,284,131 shares and sole dispositive power over 5,416,359 shares.

(5)
Based on an Amendment to Schedule 13G, filed February 14, 2020 by Eagle Capital Management, LLC (Eagle Capital), which states that, with respect to LTRPA, Eagle Capital has sole voting power over 4,226,709 shares and sole dispositive power over 5,109,078 shares.

LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 5

(6)
Based on Amendment No. 3 to Schedule 13G, filed February 12, 2020 by Dimensional Fund Advisors LP (Dimensional), which states that, with respect to LTRPA, Dimensional has sole voting power over 4,021,100 shares and sole dispositive power over 4,181,246 shares.

(7)
Based on Amendment No. 1 to Schedule 13G, filed February 6, 2020 jointly by Hudson Bay Capital Management LP (Hudson Bay) and Sander Gerber, which states that, with respect to LTRPA, each of Hudson Bay and Mr. Gerber has shared voting power and shared dispositive power over 3,815,119 shares.

6 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LTRPA and LTRPB) and (2) the Common Stock, par value $0.001 per share (TRIP), of our consolidated subsidiary Tripadvisor, Inc. (Tripadvisor). None of our directors or named executive officers own shares of Tripadvisor’s Class B Common Stock, par value $0.001 per share (Tripadvisor Class B). The security ownership information with respect to our common stock is given as of February 29, 2020 and, in the case of percentage ownership information, is based upon 72,154,703 LTRPA shares and 2,929,401 LTRPB shares, in each case, outstanding on that date. The security ownership information with respect to Tripadvisor is given as of February 28, 2020, and, in the case of percentage ownership information, is based on 123,286,835 TRIP shares and 12,799,999 Tripadvisor Class B shares, in each case, outstanding on February 12, 2020. The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.
Shares of restricted stock that have been granted pursuant to Liberty TripAdvisor’s incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LTRPB, though convertible on a one-for-one basis into shares of LTRPA, are reported as beneficial ownership of LTRPB only, and not as beneficial ownership of LTRPA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	LTRPA	—	—	38.5
	LTRPB	4,609(1)	97.0
	TRIP	24(2)	*	*
M. Gregory O’Hara(3) Director	LTRPA	—	—	—
	LTRPB	—	—	—
	TRIP	—	—	—
Michael J. Malone Director	LTRPA	90(1)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Chris Mueller Director	LTRPA	42(1)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Larry E. Romrell Director	LTRPA	62(1)	*	*
	LTRPB	**	*
	TRIP	—	—	—
Albert E. Rosenthaler Chief Corporate Development Officer and Director	LTRPA	52(1)	*	*
	LTRPB	—	—
	TRIP	18	*	*
J. David Wargo Director	LTRPA	218(1)(4)(5)	*	*
	LTRPB	—	—
	TRIP	—	—	—
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 7

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Brian J. Wendling Senior Vice President and Chief Financial Officer	LTRPA	27(1)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Renee L. Wilm Chief Legal Officer	LTRPA	—	—	—
	LTRPB	—	—
	TRIP	—	—	—
All directors and executive officers as a group (9 persons)	LTRPA	492(1)(4)(5)	*	38.8
	LTRPB	4,609(1)	97.0
	TRIP	42(2)	*	*
*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2020.

	LTRPA	LTRPB
Gregory B. Maffei	—	1,823,664
Michael J. Malone	90,370	—
Chris Mueller	35,446	—
Larry E. Romrell	56,881	—
Albert E. Rosenthaler	33,263	—
J. David Wargo	90,370	—
Brian J. Wendling	16,303	—
Total	322,633	1,823,664

(2)
Includes 1,938 shares of TRIP held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by the Maffei Foundation.

(3)
Mr. O’Hara was appointed as a director of our company effective as of March 26, 2020.

(4)
Includes (i) 390 shares of LTRPA held by Mr. Wargo’s spouse and (ii) 1,200 shares of LTRPA held by Mr. Wargo’s brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership.

(5)
Includes (i) 125,472 shares of LTRPA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity to Mr. Wargo and (ii) 1,200 shares of LTRPA held by Mr. Wargo’s brother that are pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo’s brother.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
8 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of seven directors, comprised of six directors divided among three classes and the Series A Preferred Threshold Director (as defined in the Certificate of Designations (the Certificate of Designations) for our 8.00% Series A Cumulative Redeemable Preferred Stock (the Series A Preferred Stock)). Our Class II directors, whose term will expire at the annual meeting, are Chris Mueller and Albert E. Rosenthaler. These directors are nominated for election to our board to continue to serve as Class II directors, and we have been informed that each of Messrs. Mueller and Rosenthaler is willing to continue to serve as a director of our company. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2023. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2021, are Gregory B. Maffei and Michael J. Malone. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2022, are Larry E. Romrell and J. David Wargo.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the two nominees for election as directors at the annual meeting and the five directors of our company, including the Series A Preferred Threshold Director, whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Directors
Chris Mueller
•
Age: 61

•
A director of our company.

•
Professional Background: Mr. Mueller has served as a director of our company since August 2014. He has served as the Managing Partner of Post Closing 360 LLC, a private investment company, since January 2012. He served as the Vice Chairman and Chief Financial Officer of 360networks Corporation (360networks) from February 2005 to January 2012, and previously held various senior management positions with 360networks. Mr. Mueller served as a Managing Director of Corporate Finance at Ragen MacKenzie, a regional investment bank, and as the Chief Financial Officer and a director of Tuscany, Inc.

•
Other Public Company Directorships: None.

•
Board Membership Qualifications: Mr. Mueller has extensive experience in corporate finance and commercial and investment banking with approximately 30 years of experience, as well as in the structuring of strategic acquisitions. His background and expertise assist the board in evaluating strategic acquisition opportunities and developing financial strategies for our company.

Albert E. Rosenthaler
•
Age: 60

•
Chief Corporate Development Officer and a director of our company.

•
Professional Background: Mr. Rosenthaler has served as a director of our company since August 2014 and as Chief Corporate Development Officer since October 2016, having previously served as Chief Tax Officer from January 2016 to September 2016 and as a Senior Vice President from July 2013 to December 2015. He

LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 9

has also served as Chief Corporate Development Officer of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail), Liberty Media Corporation (Liberty Media) and Liberty Broadband Corporation (Liberty Broadband) since October 2016 and GCI Liberty, Inc. (GCI Liberty) since March 2018. Mr. Rosenthaler served as Chief Corporate Development Officer of Liberty Expedia Holdings, Inc. (Liberty Expedia) from October 2016 to July 2019. Mr. Rosenthaler served as Chief Tax Officer of Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. Prior to that, he served as a Senior Vice President of Liberty Media (including its predecessor) from May 2007 to December 2015, a Senior Vice President of Qurate Retail (including its predecessor) from April 2002 to December 2015 and a Senior Vice President of Liberty Broadband from June 2014 to December 2015.
•
Other Public Company Directorships: Mr. Rosenthaler has served as a director of Tripadvisor since February 2016.

•
Board Membership Qualifications: Mr. Rosenthaler has significant executive and financial experience gained through his service as a Senior Vice President and Chief Tax Officer of Qurate Retail and Liberty Media for many years, as Chief Corporate Development Officer of our company, Qurate Retail, Liberty Media, Liberty Broadband and Liberty Expedia and as a partner with a major national accounting firm for more than five years before joining Qurate Retail. Mr. Rosenthaler brings a unique perspective to our company’s board of directors, focused in particular on the area of tax management and corporate development. Mr. Rosenthaler’s perspective and expertise assist the board in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations.

Directors Whose Term Expires in 2021
Gregory B. Maffei
•
Age: 59

•
Chairman of the Board, Chief Executive Officer and President of our company.

•
Professional Background: Mr. Maffei has served as Chairman of the Board of our company since June 2015 and as a director and the President and Chief Executive Officer of our company since July 2013. Mr. Maffei has also served as the President and Chief Executive Officer and a director of GCI Liberty since March 2018. He has served as President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007 and Liberty Broadband since June 2014. He has served as the Chairman of the Board of Qurate Retail, since March 2018 and as a director of Qurate Retail (including its predecessor) since November 2005. Mr. Maffei also served as the President and Chief Executive Officer of Qurate Retail (including its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman of the Board, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft Corporation (Microsoft).

•
Other Public Company Directorships: Mr. Maffei has served as (i) a director of Liberty Media (including its predecessor) since May 2007, (ii) the Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005, (iii) a director of Liberty Broadband since June 2014, (iv) a director of GCI Liberty since March 2018, (v) the Chairman of the Board of Tripadvisor since February 2013, (vi) the Chairman of the Board of Live Nation Entertainment, Inc. since March 2013 and as a director since February 2011, (vii) the Chairman of the Board of Sirius XM Holdings Inc. since April 2013 and as a director since March 2009, (viii) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015 and (ix) a director of Charter Communications, Inc. since May 2013. Mr. Maffei served as (i) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (ii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013, (iv) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (v) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

•
Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail (including its predecessor), GCI Liberty, Liberty Media, Liberty Broadband, Oracle, 360networks and Microsoft and his public company board

10 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.
Michael J. Malone
•
Age: 75

•
A director of our company.

•
Professional Background: Mr. Malone has served as a director of our company since August 2014. Mr. Malone is currently Chief Executive Officer and principal of Hunters Capital, LLC, a real estate development and management company. Mr. Malone also owns and operates several hotels and restaurants, as well as Seattle’s oldest jet charter and management company, Erin Air, Inc. He is the retired Chairman of the Board and Chief Executive Officer of DMX Music, Inc. (DMX) (formerly AEI Music, Inc.), a multinational music programming and distribution company that he founded in 1971 and which was sold to Qurate Retail in May 2001, following which he served as Chairman of the Board of Maxide Acquisition, Inc., a subsidiary of Qurate Retail and the holding company for DMX, from May 2001 to February 2005.

•
Other Public Company Directorships: Mr. Malone previously served as a director of Expeditors International of Washington, Inc. from August 1999 to May 2017, Take Two Interactive Software, Inc. from January 2006 through March 2007 and HomeStreet, Inc., a regional bank, from February 2012 to February 2015.

•
Board Membership Qualifications: Mr. Malone is an experienced entrepreneur with over 20 years of senior leadership and management experience. Mr. Malone provides our board with insight into the structuring of investments and acquisitions and the management of technology companies.

Directors Whose Term Expires in 2022
Larry E. Romrell
•
Age: 80

•
A director of our company.

•
Professional Background: Mr. Romrell has served as a director of our company since August 2014. Mr. Romrell held numerous executive positions with Tele-Communications, Inc. from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc.

•
Other Public Company Directorships: Mr. Romrell has served as a director of Qurate Retail since December 2011, having previously served as a director of Qurate Retail (including its predecessor) from March 1999 to September 2011. He has served as a director of Liberty Media (including its predecessor) since September 2011. He has served as a director of Liberty Global plc (LGP) since June 2013, having previously served as a director of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013 and as a director of LGI’s predecessor, Liberty Media International, Inc. (LMI), from May 2004 to June 2005.

•
Board Membership Qualifications: Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of large public companies.

J. David Wargo
•
Age: 66

•
A director of our company.

•
Professional Background: Mr. Wargo has served as a director of our company since August 2014. Mr. Wargo is the founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry (Wargo & Company), and has served as its president since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, he was a managing director and senior analyst of The Putnam Companies from 1989 to 1992, senior vice president and a partner in Marble Arch Partners from 1985 to 1989 and senior analyst, assistant director of research and a partner in State Street Research and Management Company from 1978 to 1985.

•
Other Public Company Directorships: Mr. Wargo has served as a director of Liberty Broadband since March 2015. He has also served as a director of LGP since June 2013, having previously served as a director

LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 11

of LGI from June 2005 to June 2013 and as a director of LMI from May 2004 to June 2005. He has served as a director of Vobile Group Limited since January 2018, as a director of Discovery, Inc., which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008, having previously served as a director of Discovery Communications’ predecessor, Discovery Holding Company, from May 2005 to September 2008, and as a director of Strategic Education, Inc. (formerly Strayer Education, Inc.) from March 2001 to April 2019.
•
Board Membership Qualifications: Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Messrs. Mueller and Rosenthaler as Class II members of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
Series A Preferred Threshold Director
Effective March 26, 2020, Mr. M. Gregory O’Hara, Founder and Senior Managing Director of Certares Management LLC, was appointed by the holder of a majority of the outstanding shares of Series A Preferred Stock as the Series A Preferred Threshold Director. Our board of directors also appointed Mr. O’Hara as our Vice Chairman. As the Series A Preferred Threshold Director, Mr. O’Hara is not subject to the board classification provisions described above and will serve on our board of directors until his removal or resignation. Mr. O’Hara may be removed only by the holders of a majority of the outstanding shares of Series A Preferred Stock. In addition, Mr. O’Hara’s term will automatically expire, and the outstanding directorships of our board of directors will be automatically reduced by one, when less than 25% of the original aggregate liquidation value of the Series A Preferred Stock remains outstanding.
Gregory O’Hara
•
Age: 54

•
Vice Chairman of the Board and Series A Preferred Threshold Director of our company.

•
Professional Background: Mr. O’Hara has served as Vice Chairman and Series A Preferred Threshold Director of our company since March 2020. He founded Certares Management LLC in 2012 and serves as its Senior Managing Director, as the Head of its Investment Committee and as a member of its Management Committee. Mr. O’Hara serves as the Executive Chairman of American Express Global Business Travel, and as a director of Travel Leaders Group, The Innocence Project, Mystic Invest, World Travel & Tourism Council and Certares Holdings LLC. Prior to forming Certares Management LLC, Mr. O’Hara served as Chief Investment Officer of JPMorgan Chase’s Special Investments Group and as a Managing Director of One Equity Partners, the private equity arm of JPMorgan. Mr. O’Hara also served as Executive Vice President and a director of Worldspan.

•
Other Public Company Directorships: None.

•
Board Membership Qualifications: Mr. O’Hara’s extensive background in investment analysis and management and his particular expertise in finance and private equity contribute to our board’s evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

12 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2020.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2019 and 2018 and fees billed for other services rendered by KPMG LLP:
	2019(1)	2018(1)
Audit fees	$547,200	$444,700
Audit related fees	—	—
Audit and audit related fees	547,200	444,700
Tax fees(2)	90,700	4,500
Total fees	$637,900	$449,200

(1)
Such fees with respect to 2019 and 2018 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Tripadvisor for services rendered. Tripadvisor is a separate public company and its audit fees, audit related fees and tax fees (which aggregated to $2,399,700 and $2,404,100 in 2019 and 2018, respectively) are reviewed and approved by the audit committee of the board of directors of Tripadvisor.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 13

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Senior Vice President and Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of  $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Chris Mueller currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by Tripadvisor in connection with the provision of services by Tripadvisor’s independent auditor are expected to be reviewed and approved by Tripadvisor’s audit committee pursuant to Tripadvisor’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Tripadvisor’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2019 were approved in accordance with the terms of the policy.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
14 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

PROPOSAL 3—THE REVERSE STOCK SPLIT PROPOSAL
Our board of directors has unanimously approved and declared advisable an amendment to our Restated Certificate of Incorporation (our restated charter) to effect a reverse stock split of each outstanding LTRPA and LTRPB share, in a ratio at least 1-for-2 and up to 1-for-20, in order to, among other reasons, return the trading price of our common stock to a normalized level in light of the current economic downturn resulting from COVID-19, and to also help ensure the continued listing of our LTRPA shares on Nasdaq. The precise ratio of the proposed reverse stock split shall be a whole number within this range, determined in the sole discretion of our board of directors (or a committee thereof  (the reverse split committee)). We are asking our stockholders to give our board of directors and the reverse split committee discretion to effect the reverse stock split at any time, which could occur as soon as practicable following stockholder approval of this proposal or at any other time thereafter, although we anticipate determining whether to effect the reverse stock split prior to our 2021 annual meeting of stockholders. By approving this proposal, stockholders would give our board of directors and the reverse split committee authority, but not the obligation, to effect the reverse stock split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-20 at any time. Our board of directors believes that providing this generalized grant of authority with respect to setting the split ratio and determining the timing for implementation of the reverse stock split, rather than mere approval of a pre-defined reverse stock split ratio or a specific date for implementation, will give our board of directors or the reverse split committee the flexibility to set the ratio and timing in accordance with current market conditions and therefore allow our board of directors and the reverse split committee to act in the best interests of our company and our stockholders. Any reverse stock split ratio determined by our board of directors or the reverse split committee within the range described above will be on an equal per share basis for the LTRPA and LTRPB shares as required by our restated charter. If our board of directors does not abandon the reverse stock split as described below, the exact ratio for the reverse split within the range described above will be set by our board of directors or the reverse split committee and publicly announced prior to the effectiveness of the reverse stock split.
In determining the ratio following the receipt of stockholder approval, our board of directors or the reverse split committee may consider, among other things, factors such as:
•
the historical trading price and trading volume of our LTRPA and LTRPB shares;

•
the then-prevailing trading price and trading volume of our LTRPA and LTRPB shares and the anticipated impact of the reverse stock split on the trading market for these shares;

•
the number of LTRPA and LTRPB shares then outstanding, and the number of LTRPA and LTRPB shares issuable upon exercise of options and restricted stock units (RSUs) then outstanding;

•
the potential decline of our market capitalization as a result of the reverse stock split;

•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•
prevailing market, industry and general economic conditions; and

•
Nasdaq’s continued listing criteria.

If our stockholders approve this proposal and our board of directors does not otherwise abandon the amendment contemplating the reverse stock split, we will file a Certificate of Amendment to our restated charter with the Secretary of State of the State of Delaware (the Delaware Secretary of State) to effect the proposed reverse stock split, in the form attached to this proxy statement as Annex A. Our board of directors has approved and declared advisable the proposed amendment to our restated charter as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Annex A. If the proposed reverse stock split is effected, then the number of issued and outstanding LTRPA and LTRPB shares would be reduced. Our board of directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders. Thus, our board of directors, at its discretion, may cause the filing of the Certificate of Amendment (following stockholder approval) to effect the reverse stock split or abandon the amendment and not effect the reverse stock split if it determines that any such action is or is not in the best interests of our company and stockholders.
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 15

Purpose of Proposed Reverse Stock Split
We are submitting this proposal to our stockholders for approval in order to raise the per share trading price of our LTRPA shares in order to bring the trading price of our common stock back to a normalized level in light of the recent economic downturn due to COVID-19. This will also help us to maintain the listing of our LTRPA shares on Nasdaq. Under our restated charter, the reverse stock split of our LTRPB shares on an equal per share basis is required if we effect a reverse stock split of our LTRPA shares.
Our LTRPA and LTRPB shares are listed on the Nasdaq Global Select Market. Between March 2, 2020 and April 2, 2020, our LTRPA shares have traded between $0.8578 and $4.62 per share, and the market volatility in response to economic disruptions and uncertainties created by the worldwide impact of COVID-19 has generally contributed to depressed stock prices in recent weeks. The reverse stock split proposal is intended primarily to increase the per share price of our LTRPA shares, and, as a result, help ensure continued compliance with Nasdaq’s minimum bid price continued listing requirement of at least $1.00 per share. Reducing the number of outstanding LTRPA shares should, absent other factors, increase its per share market price, although we cannot provide any assurance that we will be able to meet or maintain a share price over the minimum bid price requirement for continued listing on Nasdaq or any other exchange.
A lower stock price (and the potential delisting of the LTRPA shares from Nasdaq) may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting of the LTRPA shares also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities. An increase in the per share trading value of our LTRPA shares would be beneficial because it would:
•
improve the perception of our common stock as an investment security;

•
reset our stock price to more normalized trading levels in the face of potentially extended market dislocations;

•
assist with future potential capital raises;

•
appeal to a broader range of investors to generate greater investor interest in us;

•
to the extent the broker commissions paid by our investors depend on the value of the shares being traded, reduce stockholder transaction costs because investors would pay a lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower; and

•
increase the likelihood that our stock will remain eligible for listing on Nasdaq.

If our LTRPA shares are delisted from Nasdaq and they are not able to be listed on another exchange, our LTRPA shares could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:
•
a limited availability of market quotations for our securities;

•
a determination that LTRPA is a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and little or no analyst coverage of our company;

•
we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•
a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Although our board of directors believes that a reverse stock split will in fact increase the trading price of our LTRPA shares, in many cases, because of variables outside of our control (such as recent market volatility in response to economic disruptions and uncertainties created by the worldwide impact of COVID-19, investor response to the news of a proposed reverse stock split, and other prevailing market, industry and general economic conditions), the market price of our LTRPA shares may in fact decline in value after effecting the reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company. However, should
16 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

PROPOSAL 3—THE REVERSE STOCK SPLIT PROPOSAL
the overall value of our LTRPA shares decline after the proposed reverse stock split, then the actual or intrinsic value of our LTRPA shares held by you will also proportionately decrease as a result of the overall decline in value.
Potential Effects of the Proposed Reverse Stock Split
If this proposal is approved and the reverse stock split is effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding LTRPA and LTRPB shares. The immediate effect of a reverse stock split would be to reduce the number of LTRPA and LTRPB shares outstanding and to increase the per share trading price of our LTRPA and LTRPB shares.
However, we cannot predict the effect of any reverse stock split upon the market price of our LTRPA and LTRPB shares over an extended period. We cannot assure you that the trading price of our LTRPA and LTRPB shares after the reverse stock split will rise in inverse proportion to the reduction in the number of outstanding LTRPA and LTRPB shares as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our LTRPA and LTRPB shares. The trading price of our common stock may change due to a variety of other factors, including our and Tripadvisor’s operating results and other factors related to our and Tripadvisor’s business and recent market volatility in response to economic disruptions and uncertainties created by the worldwide impact of COVID-19.
Examples of Potential Reverse Stock Split at Various Ratios
The table below provides examples of reverse stock splits at various ratios from 1-for-2 up to 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the reverse stock split and the amount of cash to be paid in lieu of the issuance of fractional shares, if effected, will depend on the actual ratio that is determined by our board of directors or the reverse split committee and publicly announced prior to the effective time (as defined below) in accordance with the proposed amendment to our restated charter.
LTRPA Shares Outstanding at February 29, 2020(1)	LTRPB Shares Outstanding at February 29, 2020(1)	Reverse Stock Split Ratio	LTRPA Shares Outstanding after Reverse Stock Split(1)	LTRPB Shares Outstanding after Reverse Stock Split(1)	Reduction in Shares Outstanding
72,154,703	2,929,401	1-for-2	36,077,352	1,464,701	50%
72,154,703	2,929,401	1-for-5	14,430,941	585,880	80%
72,154,703	2,929,401	1-for-10	7,215,470	292,940	90%
72,154,703	2,929,401	1-for-20	3,607,735	146,470	95%
(1)
Excludes shares of common stock issuable upon exercise of stock options and vesting of RSUs.

The resulting decrease in the number of shares of our LTRPA and LTRPB shares outstanding could potentially adversely affect their respective liquidity, especially in the case of larger block trades.
Effects on Ownership by Individual Stockholders
If we implement a reverse stock split, the number of LTRPA and LTRPB shares held by each stockholder would be reduced by multiplying the number of shares of LTRPA or LTRPB held immediately before the reverse stock split by the ratio determined by our board of directors or the reverse split committee and publicly announced prior to the effective time and then rounding down to the nearest whole share of each series. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.
Effect on Restricted Stock, RSUs and Options
Outstanding shares of restricted stock would be reduced in the reverse stock split in the same manner as other outstanding shares of our common stock. In addition, we would adjust the number of unissued shares underlying any RSUs and options entitling the holders to purchase shares of our common stock as a result of the reverse stock split, as required by the terms of these securities. In particular, we would reduce the number of shares underlying each RSU or option, and would increase the exercise price of each option, in each case, in accordance with the terms
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of these equity awards and based on the 1-for-2, up to 1-for-20 ratio of the reverse stock split (i.e., the number of shares issuable under such securities would decrease by 50%, up to 95%, respectively, and the exercise price per share would be multiplied by 2, up to 20, respectively). Also, we would reduce the number of shares reserved for issuance under our 2019 Omnibus Incentive Plan (the 2019 incentive plan), proportionately based on the ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our restricted stock, RSUs or options exercisable for our common stock.
Effect on LTRPB Shares
One of the continued listing requirements applicable to our LTRPB shares is that there be at least 100,000 publicly held shares of LTRPB outstanding that are not held by any of our directors, executive officers or beneficial holders of 10% or more of our LTRPB shares (the Nasdaq publicly held shares minimum). Our restated charter requires the LTRPB shares to be reclassified on an equal per share basis as the LTRPA shares in the reverse split. As of February 29, 2020, there were approximately 144,000 publicly held LTRPB shares. If a 1-for-2 ratio were applied to our LTRPB shares in the reverse split, resulting in a 50% reduction in the number of issued and outstanding LTRPB shares, we expect that the LTRPB shares would be subject to delisting from Nasdaq, unless the number of publicly held LTRPB shares is later increased to satisfy the Nasdaq publicly held shares minimum.
If our LTRPB shares are delisted from Nasdaq and they are not able to be listed on another exchange, our LTRPB shares could be quoted on the OTC Markets or in the “pink sheets.” If our LTRPB shares are quoted on the OTC Markets, it could result in more limited availability of market quotations for our LTRPB shares and could lead to a determination that LTRPB is a “penny stock,” which will require brokers trading in those shares to adhere to more stringent rules and possibly result in even further reduced levels of trading activity in the secondary trading market for our LTRPB shares as our LTRPB shares are currently thinly traded.
LTRPB shares are convertible into LTRPA shares on a one-for-one basis, and a holder’s ability to convert their LTRPB shares will remain unchanged following the reverse split. Any LTRPA shares that are issued upon conversion of LTRPB shares will automatically be listed on Nasdaq following such conversion, provided that the LTRPA shares continue to satisfy Nasdaq’s continued listing standards.
Other Effects on Outstanding Shares
A reverse stock split would have no effect on the rights pertaining to the outstanding LTRPA and LTRPB shares as provided for under our restated charter. Each share of our common stock issued following the reverse stock split would be fully paid and nonassessable.
The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the effective time, our LTRPA and LTRPB shares will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic reports and comply with other requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act). We expect that our LTRPA shares will continue to be listed on Nasdaq under the symbol “LTRPA” subject to any decision of our board of directors to list our securities on a different stock exchange; however, Nasdaq may determine to delist our LTRPB shares following the proposed reverse stock split as even a 1-for-2 ratio would reduce the number of publicly held LTRPB shares below the Nasdaq publicly held shares minimum.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 3, except to the extent of their ownership of shares of our common stock.
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PROPOSAL 3—THE REVERSE STOCK SPLIT PROPOSAL
Authorized Shares of Stock
The reverse stock split would affect all issued and outstanding LTRPA and LTRPB shares and outstanding rights to acquire LTRPA and LTRPB shares on an equal per share basis. We will not change the number of LTRPA and LTRPB shares currently authorized. However, upon the effectiveness of the reverse stock split, the number of authorized LTRPA and LTRPB shares that are not issued or outstanding would increase due to the reduction in the number of LTRPA and LTRPB shares issued and outstanding as a result of the reverse stock split.
As of February 29, 2020, we had authorized (i) 200,000,000 LTRPA shares, of which 72,154,703 shares were issued and outstanding, (ii) 7,500,000 LTRPB shares, of which 2,929,401 shares were issued and outstanding, (iii) 200,000,000 shares of Series C common stock, par value $0.01 per share, of which there were no shares issued or outstanding, and (iv) 50,000,000 shares of preferred stock, par value $0.01 per share, of which there were no shares outstanding. For information regarding the issuance of 325,000 shares of Series A Preferred Stock to Certares LTRIP LLC on March 26, 2020, see “Certain Relationships and Related Party Transactions—Investment Agreement.”
We will reserve for issuance any authorized but unissued shares of common stock that would be made available as a result of the proposed reverse stock split.
We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the reverse stock split.
Procedure for Effecting the Proposed Reverse Stock Split and Exchange of Stock Certificates
If stockholders approve this proposal and our board of directors does not otherwise abandon the amendment providing for the reverse stock split, we will file with the Delaware Secretary of State a Certificate of Amendment to our restated charter, in the form attached to this proxy statement as Annex A. The reverse stock split will become effective at the time and on the date of filing of, or at such later date and time as may be specified in, the Certificate of Amendment, which we refer to as the effective time. Beginning at the effective time, until exchanged for a new certificate as referenced below, each certificate representing LTRPA and LTRPB shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.
Upon the reverse stock split, we intend to treat stockholders holding our LTRPA and LTRPB shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our LTRPA and LTRPB shares in “street name.” However, these banks, brokers or other nominees may have different procedures for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Following the reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.
Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates or cash payments in lieu of fractional shares will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any certificates that have not yet been exchanged that are submitted in connection with any transfer of LTRPA or LTRPB shares following the effective time, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.
Fractional Shares
We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one LTRPA share or one LTRPB share to which the stockholder would otherwise be entitled,
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multiplied by the fair value of one LTRPA share or one LTRPB share, as applicable, at the effective time, as determined in good faith by our board of directors or the reverse split committee. We do not anticipate that the aggregate cash amount paid by our company for fractional interests will be material to us.
No Appraisal Rights
No appraisal rights are available under the General Corporation Law of the State of Delaware or under our restated charter or restated bylaws with respect to the reverse stock split.
Accounting Consequences
The par value of our LTRPA and LTRPB shares would remain unchanged at $0.01 per share after the reverse stock split. Also, our capital account (for accounting purposes) would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Potential Anti-Takeover Effect
SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued LTRPA and LTRPB shares vis-à-vis the outstanding LTRPA and LTRPB shares and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our board of directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our board of directors is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. Holders (as defined below). This summary is based on the Internal Revenue Code of 1986, as amended (the Code), the U.S. Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change or differing interpretation. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any ruling from the Internal Revenue Service (the IRS) or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock split to holders may vary depending upon a holder’s particular facts and circumstances.
For purposes of this discussion, a U.S. Holder is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust if  (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning

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PROPOSAL 3—THE REVERSE STOCK SPLIT PROPOSAL
of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold their shares of our common stock as capital assets within the meaning of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this discussion does not consider the effects of any other U.S. federal tax laws or any applicable state, local, foreign or other tax laws and does not consider the effects with respect to any restricted stock, options or RSUs. If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.
STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM THAT COULD RESULT FROM THE REVERSE STOCK SPLIT.
A U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in their shares of our common stock held immediately after the reverse stock split should equal their aggregate adjusted tax basis of their shares of our common stock held immediately before the reverse stock split (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in their shares of our common stock held immediately after the reverse stock split should include the holding period in their shares of our common stock held immediately before the reverse stock split. U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of our common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder generally should recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be treated as long term capital gain or loss if the pre-reverse stock split shares of our common stock were held by the U.S. Holder for more than one year at the time of the reverse stock split. However, special rules may apply to cause all or a portion of the cash received in lieu of a fractional share of our common stock to be treated as dividend income with respect to certain U.S. Holders who own more than a minimal amount of our common stock or who exercise some control over the affairs of our company. U.S. Holders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of receiving cash in lieu of fractional shares of our common stock based on their particular circumstances.
A payment of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder of our common stock that does not otherwise establish an exemption should furnish on applicable IRS forms (generally, an IRS Form W-9) its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
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Board Discretion to Implement the Reverse Stock Split
Our board of directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders.
Vote and Recommendation
The affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class, will be required for approval of this proposal.
Our board of directors unanimously recommends that you vote “FOR” the reverse stock split proposal.
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Executive Officers
The following lists the executive officers of our company (other than Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer, and Albert E. Rosenthaler, Chief Corporate Development Officer of our company, each of whom also serve as directors of our company and who are listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company.
Name	Positions
Brian J. Wendling Age: 47	Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of our company since January 2016. He previously served as Vice President and Controller of our company from August 2014 to December 2015. He also has served as Chief Accounting Officer and Principal Financial Officer, since January 2020 and July 2019, respectively, of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty. He previously served as Senior Vice President and Controller of Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019. He previously served as Senior Vice President of Liberty Expedia from March 2016 to July 2019 and Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999.
Renee L. Wilm Age: 46	Ms. Wilm has served as Chief Legal Officer of our company, Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty since September 2019. Previously, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertytripadvisorholdings.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Michael J. Malone, Chris Mueller, M. Gregory O’Hara, Larry E. Romrell and J. David Wargo qualifies as an independent director of our company.
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Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, technology, venture capital, private equity, real estate finance, auditing and financial engineering. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Leadership Structure
Gregory B. Maffei currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board because he is the director most familiar with our company’s business and industry, and most capable of effectively identifying strategic priorities for our company, leading the board in discussions regarding our business and strategic direction, and focusing the board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at our company and other large public companies. Our board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the board. In light of the active involvement by our independent directors, our board has not named a lead independent director.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group.
Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are Gregory B. Maffei, Chris Mueller and Albert E. Rosenthaler. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is Larry E. Romrell and whose other members are Michael J. Malone and J. David Wargo. See “—Director Independence” above.
In August 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Qurate Retail) from Qurate Retail was completed (the Spin-Off). In connection with the Spin-Off, we entered into a Services Agreement, dated August 27, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee evaluates the services fee under the services agreement on at least an annual basis although in 2019, our compensation committee determined to delay its evaluation due to the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement. In addition, the compensation committee may approve incentive awards or other forms of compensation to employees
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MANAGEMENT AND GOVERNANCE MATTERS
of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2019, see “Executive Compensation—Compensation Discussion and Analysis.”
If we engage a chief executive officer, chief financial officer, chief legal officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertytripadvisorholdings.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee

Larry E. Romrell
Michael J. Malone
J. David Wargo
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2019 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is J. David Wargo and whose other members are Michael J. Malone and Larry E. Romrell. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
Board Criteria. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and geographic location. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
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independence from management;

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his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and geographic location;

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judgment, skill, integrity and reputation;

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existing commitments to other businesses as a director, executive or owner;

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•
personal conflicts of interest, if any; and

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the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Director Candidate Identification Process. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
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the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

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the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

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a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

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a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

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a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
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When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
The members of our nominating and corporate governance committee have determined that Messrs. Mueller and Rosenthaler, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertytripadvisorholdings.com.
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Audit Committee
Our board of directors has established an audit committee, whose chairman is Chris Mueller and whose other members are Michael J. Malone and J. David Wargo. See “—Director Independence” above.
Our board of directors has determined that Mr. Mueller is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
appointing or replacing our independent auditors;

•
reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
confirming compliance with applicable SEC and stock exchange rules; and

•
preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertytripadvisorholdings.com.
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Mueller is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the 2019 Form 10-K), which was filed on February 19, 2020 with the SEC.
Submitted by the Members of the Audit Committee

Chris Mueller
Michael J. Malone
J. David Wargo
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MANAGEMENT AND GOVERNANCE MATTERS
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2019, there were five meetings of our full board of directors, no meetings of our executive committee, five meetings of our compensation committee, one meeting of our nominating and corporate governance committee and five meetings of our audit committee. Each incumbent director attended in person or by telephone 100% of the meetings of both the board of directors and the committees on which he or she served.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend the 2020 annual meeting of our stockholders and to attend future annual meetings of our stockholders. Six directors attended our 2019 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.
Executive Sessions
In 2019, the independent directors of our company, then serving, met at four executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty TripAdvisor Holdings, Inc., c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Michael J. Malone, Chris Mueller, M. Gregory O’Hara, Larry E. Romrell and J. David Wargo.
Hedging Disclosure
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
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EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
•
Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer;

•
Brian J. Wendling, our Senior Vice President and Chief Financial Officer; and

•
Renee L. Wilm, our Chief Legal Officer.

Pursuant to the services agreement (as described below), employees of Liberty Media perform management services for our company for a monthly fee payable to Liberty Media, which is reviewed quarterly by the audit committees of our company and Liberty Media. As described above, our executive officers are comprised of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, each of whom is an employee of Liberty Media and provides executive services to our company under the services agreement. Effective September 23, 2019, our former Chief Legal Officer and Chief Administrative Officer, Richard N. Baer resigned and Ms. Wilm assumed the role of Chief Legal Officer of our company. Our executive officers are typically not separately compensated by our company other than with respect to any equity awards relating to our common stock that our compensation committee may determine to grant. Our named executive officers received equity awards relating to our common stock in 2019. Because the value of the equity awards granted in 2019 did not exceed $100,000 for any of our executive officers (other than Mr. Maffei and Ms. Wilm), neither Mr. Baer nor Mr. Rosenthaler are considered a “named executive officer” of our company for purposes of the Exchange Act and the rules adopted by the SEC.
Compensation Discussion and Analysis
Compensation Overview
Services Agreement
In connection with the Spin-Off, we entered into the services agreement with Liberty Media in August 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to quarterly review by our audit committee (and at least an annual review by our compensation committee, except that the annual review for 2019 was postponed to March 2020 following the entry into Mr. Maffei’s new employment agreement). As a result, Liberty Media employees, including our named executive officers, who provide services to our company pursuant to the services agreement are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock. See “—Equity Incentive Compensation” below for information concerning equity awards that were granted to our named executive officers in 2019. However, as described in more detail in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement” below, we reimbursed Liberty Media for our allocable portion (currently 5.0%) of the one-time cash commitment bonus to which Mr. Maffei became entitled in connection with his new employment arrangement with Liberty Media (the 2019 Maffei Employment Agreement) in addition to certain upfront equity awards we granted to Mr. Maffei under his new employment arrangement.
For the year ended December 31, 2019, we accrued management fees payable to Liberty Media under the services agreement of  $3.5 million. In December 2019, we entered into an amendment to the services agreement with Liberty Media (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei. Under the amended services agreement, beginning in 2020, our company will establish, and pay or grant directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards and we will reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, as described in more detail below in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement”.
Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide any cash compensation to the executive officers, rather it may determine to compensate the executive officers with equity incentive compensation. Prospectively, Mr. Maffei may make recommendations with respect to any equity compensation to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related
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recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2019 Performance RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Mr. Wendling and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
Role of Independent Compensation Consultant
In December 2019, our compensation committee approved the amended services agreement and we reimbursed Liberty Media for our allocable portion of Mr. Maffei’s cash commitment bonus and granted equity awards to him in connection with the execution of the amended services agreement. See "—Executive Compensation Arrangements—Gregory B. Maffei" below. Prior to entering into the amendment to the services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amendment to the services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board, and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the online travel, real estate, insurance, media and marketplace industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations (the comparable companies). In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
At the 2018 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty TripAdvisor present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty TripAdvisor’s executive compensation, as disclosed in our proxy statement for the 2018 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2015 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
Equity Incentive Compensation
The Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan (the 2019 incentive plan), provides for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units (RSUs), stock appreciation rights (SARs) and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the services agreement, and from the Spin-Off in 2014 until 2019, we did not separately compensate our executive officers for these services, other than to grant a stock option award to Mr. Maffei in 2014. In addition, Liberty TripAdvisor did not
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 31

incur any of the costs of the equity awards granted by Liberty Media to its executive officers who provided services to our company during that period. Following a review of this practice, our compensation committee determined to grant the equity awards to Messrs. Maffei and Wendling described below after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value given to each named executive officer each year for their service to our company and each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty. Our compensation committee also determined to grant an equity award to Ms. Wilm when she became Chief Legal Officer of our company after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value to be given to her. The proportionate share for each company was determined based 50% on relative market capitalization and 50% on relative time spent by Liberty Media employees on services for our company.
Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders. This will ensure that our executives have a continuing stake in our long-term success. In furtherance of this philosophy, in 2019, our compensation committee granted the following stock options to Mr. Maffei and Ms. Wilm and RSUs to Messrs. Maffei and Wendling and Ms. Wilm:
•
In March 2019, our compensation committee granted 26,557 options to purchase LTRPB shares to Mr. Maffei, which vested on December 31, 2019, and expire on March 6, 2026 (the Maffei 2019 Options), and RSUs with respect to 35,253 LTRPB shares to Mr. Maffei (the Maffei 2019 RSUs) and 1,442 LTRPA shares to Mr. Wendling (the Wendling 2019 RSUs);

•
In November 2019, in connection with Ms. Wilm assuming the role of Chief Legal Officer of our company, our compensation committee granted to Ms. Wilm 44,414 options to purchase LTRPA shares, which options vest 50% on September 23, 2022 and 50% on September 23, 2023, and expire on November 11, 2026 (the Wilm 2019 Options), and RSUs with respect to 1,325 LTRPA shares (the Wilm 2019 RSUs) (together with the Maffei 2019 RSUs and the Wendling 2019 RSUs, the 2019 Performance RSUs); and

•
In December 2019, in connection with the execution of Mr. Maffei’s new employment agreement with Liberty Media (see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement”), our compensation committee granted RSUs with respect to 320,057 LTRPB shares to Mr. Maffei, which vest on December 15, 2023, subject to Mr. Maffei’s continued employment (the Maffei 2019 Term RSUs) (together with the 2019 Performance RSUs, the 2019 RSUs).

Our compensation committee reviewed Mr. Maffei’s performance to determine what portion of the Maffei 2019 RSUs would be paid. After assessing his strategic contributions and executive performance, our compensation committee determined to vest 100% of the previously issued Maffei 2019 RSUs. Our compensation committee then reviewed the performance of Mr. Wendling and Ms. Wilm. Our compensation committee also considered the recommendation of Mr. Maffei, who recommended that our committee vest 100% of the Wendling 2019 RSUs and Wilm 2019 RSUs based on his assessment of their individual performance and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting of all of the Wendling 2019 RSUs and Wilm 2019 RSUs that had been previously granted.
The other equity awards held by our named executive officers and reported below in “—Outstanding Equity Awards at Fiscal Year-End” (other than the stock options granted to Mr. Maffei in 2014 after the Spin-Off) were issued as a result of the anti-dilution adjustments applied to their outstanding equity awards relating to Qurate Retail’s former Liberty Ventures common stock at the time of the completion of the Spin-Off, including their outstanding multi-year grants described below.
Prior to the Spin-Off, the Qurate Retail compensation committee determined to make larger grants that vest between four and five years after grant, rather than making annual grants over the same period. These multi-year stock option grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our executive officers prior to 2014, including to our named executive officers, and, accordingly, the multi-year awards were adjusted in connection with the Spin-Off pursuant to the anti-dilution provisions of the incentive plans under which they were granted.
Changes for 2020
Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement
As described above, in December 2019, Liberty Media entered into the 2019 Maffei Employment Agreement. The 2019 Maffei Employment Agreement provides for a five-year employment term commencing on January 1, 2020 and
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ending on December 31, 2024, with an annual base salary, annual cash performance bonus, initial cash commitment bonus, annual equity awards, upfront awards, perquisites and other benefits described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” below. At the same time, our company entered into the amended services agreement. Under the amended services agreement, Liberty Media is responsible for paying or providing annual base salary, the initial commitment bonus, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses will be allocated to, and reimbursed by, our company. Additionally, beginning in 2020, our company has agreed to pay directly to Mr. Maffei the portion of the annual cash performance bonus that is allocated to our company and will grant directly to Mr. Maffei the portions of the annual equity awards and upfront awards that are allocated to our company. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”
In the event that Mr. Maffei’s services to our company are discontinued and Mr. Maffei remains employed by Liberty Media following such discontinuation (unless the discontinuation of Mr. Maffei’s services to us is for cause (as defined in the 2019 Maffei Employment Agreement)), our company will be required to make a termination payment to Liberty Media pursuant to the amended services agreement representing the net present value of the portion of his compensation allocable to us, including the Maffei 2020 Term RSUs (defined below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement”) if such award has not been granted prior to such date, from the date of the discontinuation of services to us through December 31 of the following calendar year. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” for other payments and benefits that Mr. Maffei may receive in connection with the termination of his employment at Liberty Media or of his services at our company.
Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to CEO compensation packages at the comparable companies described above. See “—Executive Compensation Arrangements—Gregory B. Maffei” for a description of the Maffei 2019 Term RSUs provided under the 2019 Maffei Employment Agreement.
Recoupment Provisions
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if  (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
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Summary Compensation Table
Name and Principal Position (as of 12/31/19)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	2019	—	250,000	2,813,547	170,196	—	—	—	3,233,743
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Brian J. Wendling Senior Vice President and Chief Financial Officer	2019	—	—	20,433	—	—	—	—	20,433
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Renee L. Wilm(4) Chief Legal Officer	2019	—	—	9,368	148,230	—	—	—	157,598
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2017	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
(1)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(2)
Reflects the grant date fair value of the 2019 term awards granted to Mr. Maffei by our company in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” and the grant date fair value of the 2019 RSUs granted to our named executive officers during 2019 as described in “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.” The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

(3)
The grant date fair values of the Maffei 2019 Options and Wilm 2019 Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

(4)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019.

Executive Compensation Arrangements
Gregory B. Maffei
2014 and 2019 Option Grants
On December 21, 2014, Mr. Maffei received a one-time grant of 1,797,107 options to purchase shares of LTRPB at an exercise price of  $27.83 per share (the 2014 Options). One-half of the 2014 Options vested on the fourth anniversary of the grant date and the remaining 2014 Options vested on the fifth anniversary of the grant date. The 2014 Options have a term of ten years. Pursuant to the services agreement, prior to entering into the 2019 Maffei Employment Agreement and the amended services agreement, as an employee of Liberty Media, Mr. Maffei was not separately compensated by our company other than equity awards with respect to our common stock related to the services provided to our company. As described above in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement,” in connection with the 2019 Maffei Employment Agreement and the amended services agreement, beginning in 2020, our company will also begin paying directly to Mr. Maffei the portion of the annual cash performance bonus that is allocated to our company in addition to granting directly to Mr. Maffei the portions of the annual equity awards and upfront awards that are allocated to our company.
In the event of a change in control prior to Mr. Maffei’s termination, all of the 2014 Options will remain exercisable until the end of the term. If Mr. Maffei had been terminated for cause prior to December 31, 2019 (without a prior change in control occurring), then all vested 2014 Options would have expired on the 90th day following such termination. In all other events of termination or if Mr. Maffei had not been terminated prior to December 31, 2019, all vested 2014 Options would have expired at the end of the term. For information about equity awards granted to Mr. Maffei during 2019, see “—Compensation Discussion and Analysis—Equity Incentive Compensation.”
On March 6, 2019, Mr. Maffei received a grant of 26,557 options to purchase shares of LTRPB at an exercise price of  $14.28 per share. The options vested on December 31, 2019 and expire on March 6, 2026.
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2019 Maffei Employment Agreement
As described above in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement,” Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of  $3 million (with no contracted increase) and a one-time cash commitment bonus of  $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront equity awards (with an aggregate grant date fair value of  $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of  $17.5 million.
Liberty Media paid Mr. Maffei his $5 million cash commitment bonus in 2019, and we are responsible for reimbursing Liberty Media for our allocable portion (currently 5.0%).
Our company’s portion of the first tranche of the upfront equity awards has an aggregate grant date fair value of $2,250,000 and consists of the Maffei 2019 Term RSUs. The Maffei 2019 Term RSUs vest on December 15, 2023, subject to Mr. Maffei’s continued employment, except as described below. The second tranche of the upfront equity awards will be granted on or before December 15, 2020, subject to Mr. Maffei’s continued employment on such date or the earlier occurrence of a termination of employment due to death, disability, by the issuing company without cause or by Mr. Maffei for good reason, and are expected to consist of time-vested restricted stock units with respect to LTRPB shares (the Maffei 2020 Term RSUs). The Maffei 2020 Term RSUs will vest on the fourth anniversary of the grant date, subject to Mr. Maffei’s continued employment, except as described below.
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement) on or after January 1, 2020, he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of  $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband, GCI Liberty and us; (iv) full vesting of his upfront equity awards (including the grant and full vesting of the Maffei 2020 Term RSUs if the termination occurs before they have been granted) and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of  $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband, GCI Liberty and us; (vi) a lump sum cash payment equal to the greater of  (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty Broadband, GCI Liberty and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. In addition, if Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement) after January 1, 2020, he will be entitled to full vesting of the upfront equity awards and the annual equity awards, in each case,
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 35

granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services to us had been terminated by us without cause or by Mr. Maffei for good reason.
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront equity awards granted by us, and if the termination for cause occurs before December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company (including for cause) after December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for our performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront equity awards granted by our company (based on the number of days that have elapsed from the grant date and a four-year vesting period). If such termination occurs on or after January 1, 2020, he will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of  $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us.
Equity Incentive Plans
The 2019 incentive plan is designed, and prior to its expiration, the Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (amended and restated March 11, 2015), as amended (the 2014 incentive plan), was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 5,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of  $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full board of directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
In connection with the Spin-Off, new equity incentive awards with respect to our common stock (the new Liberty TripAdvisor awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s former Liberty Ventures common stock which had been granted to various directors, officers and employees and consultants of Qurate Retail and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Qurate Retail board of directors or the compensation committee thereof. These new Liberty TripAdvisor awards were issued pursuant to the Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Liberty TripAdvisor awards but cannot be used to make any additional grants following the Spin-Off.
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EXECUTIVE COMPENSATION
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2019, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2019, which consisted of employees located in the U.S., Europe and throughout the rest of the world, representing all full-time, part-time and temporary employees, including hourly employees, employed by our company and our consolidated subsidiary, Tripadvisor, on that date. Using information from our payroll records, we then measured each employee’s annual total compensation for calendar year 2019, consisting of annualized base salary, short-term bonus at target and annual long-term equity incentive award at target. Tripadvisor annualized the compensation of approximately 1,131 full-time and part-time employees who were hired in 2019 but who did not work for the entire fiscal year. The earnings of Tripadvisor’s employees outside the U.S. were converted to U.S. dollars using the currency exchange rates used for Tripadvisor’s organizational planning purposes, which consider historic and forecasted rates as well as other factors. We did not make any cost-of-living or full-time equivalent adjustments.
Once we identified our median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$3,233,743
Median Employee Total Annual Compensation	$93,750
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	34:1
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei received the 2019 term awards. Our company’s portion of the 2019 term awards, granted in December 2019, had an aggregate grant date fair value of  $2,314,012. Given that this grant was made outside of our normal, annual compensation practices, we have also included a ratio that eliminates from the total compensation the grant date fair value of our company’s portion of the 2019 term award:
Chief Executive Officer Total Annual Compensation (without 2019 Term Award)	$919,731
Median Employee Total Annual Compensation	$93,750
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	10:1
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Grants of Plan-Based Awards
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2019 to the named executive officers.
			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Committee Action Date	Threshold (#)(1)	Target (#)(1)	Maximum (#)(2)
Gregory B. Maffei
LTRPB	03/06/2019(3)		—	—	—	—	26,557(4)	14.28	170,196
LTRPB	03/06/2019(5)		—	35,253	—	—	—	—	499,535
LTRPB	12/15/2019	12/14/2019(6)	—	—	—	320,057(7)	—	—	2,314,012
Brian J. Wendling
LTRPA	03/06/2019(5)		—	1,442	—	—	—	—	20,433
Renee L.Wilm
LTRPA	11/11/2019	11/05/2019(8)	—	—	—	—	44,414(9)	7.07	148,230
LTRPA	11/11/2019	11/05/2019(8)	—	1,325	—	—	—	—	9,368
(1)
The terms of each of the 2019 Performance RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the award holder assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering the criteria established by our compensation committee. For the actual 2019 Performance RSUs that vested, see “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(2)
Any payout of an equity award by our company above the target equity award would be in our compensation committee’s sole discretion, would be issued in the first quarter of 2020, and would vest immediately after grant. For more information on the named executive officers’ performance-based RSU awards, see “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation” and footnote 2 to the Summary Compensation Table.

(3)
Award granted under the 2014 incentive plan.

(4)
Vested in full on December 31, 2019.

(5)
Award granted under the 2014 incentive plan. Reflects the date on which our compensation committee established the terms of the Maffei 2019 RSUs and the Wendling 2019 RSUs as described under “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(6)
Award granted under the 2019 incentive plan. Reflects the date on which our compensation committee established the terms of the Maffei 2019 Term RSUs as described under “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(7)
Vests in full on December 15, 2023.

(8)
Reflects the date on which our compensation committee established the terms of the Wilm 2019 Options and the Wilm 2019 RSUs as described under “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(9)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2019 and held by the named executive officers.
	Option awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LTRPB	1,797,107	—	—	27.83	12/21/2024	—	—	—	—
LTRPB	26,557	—	—	14.28	3/06/2026	—	—	—	—
RSU Awards
LTRPB	—	—	—	—	—	—	—	35,253(1)	255,584
LTRPB	—	—	—	—	—	320,057(2)	2,320,413	—	—
Brian J. Wendling
Option Awards
LTRPA	16,303	—	—	14.11	3/19/2020	—	—	—	—
RSU Awards
LTRPA	—	—	—	—	—	—	—	1,442(1)	10,599
Renee L. Wilm
Option Awards
LTRPA	—	44,414(3)	—	7.07	11/11/2026	—	—	—	—
RSU Awards
LTRPA	—	—	—	—	—	—	—	1,325(1)	9,739
(1)
Represents the target number of Maffei 2019 RSUs, Wendling 2019 RSUs and Wilm 2019 RSUs that each of Mr. Maffei, Mr. Wendling and Ms. Wilm, respectively, could earn based on performance in 2019.

(2)
Vests on December 15, 2023.

(3)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

Option Exercises and Stock Vested
Our named executive officers did not exercise any options to purchase shares of our common stock during 2019. In addition, none of our named executive officers held stock awards relating to our common stock that vested during 2019.
Potential Payments Upon Termination or Change in Control
The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated or a change in control had occurred, in each case, as of December 31, 2019, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the tables are based on the closing market prices on December 31, 2019 for our Series A common stock and Series B common stock, which were $7.35 and $7.25, respectively. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs. The value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing price. Because the exercise price of each of the named executive officers’ option awards, other than the Wilm
LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT | 39

2019 Options, was more than the closing market price of our Series A common stock and Series B common stock on December 31, 2019, those option awards have been excluded from the table below.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein):
Voluntary Termination
Mr. Wendling holds an option award that was issued under the transitional plan. The 2014 Options held by Mr. Maffei, the Maffei 2019 Options, the Maffei 2019 RSUs and the Wendling 2019 RSUs were issued under the 2014 incentive plan. The Maffei 2019 Term RSUs, Wilm 2019 Options and Wilm 2019 RSUs were issued under the 2019 incentive plan. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment at December 31, 2019, (i) his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (ii) his Maffei 2019 Term RSUs would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period). Other than as described above, no severance benefits would have been due to Mr. Maffei upon a voluntary termination during 2019. Mr. Wendling and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her respective employment for any reason. The foregoing discussion assumes that the named executive officers voluntarily terminated his or her respective employment without good reason. See “—Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and unvested RSUs under the existing incentive plans would typically be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.” However, if Mr. Maffei’s employment had been terminated for cause as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Unless there is a different definition in the applicable award agreement, each of the transitional plan, the 2014 incentive plan and the 2019 incentive plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the 2014 Options, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights under his award agreements, including for his 2014 Options, to exercise vested options following a termination for “cause.” See “—Executive Compensation Arrangements.”
Termination Without Cause or for Good Reason
As of December 31, 2019, Mr. Maffei’s unvested equity awards consisted of the Maffei 2019 Term RSUs and the 2019 Maffei RSUs. The Maffei 2019 Term RSUs would have been forfeited upon a termination of his employment by our company without cause or by him for good reason as of December 31, 2019. If Mr. Maffei’s employment had been terminated by our company without cause or by him for good reason as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would not have been
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EXECUTIVE COMPENSATION
entitled to any severance pay or other benefits from our company upon a termination without cause or for good reason, assuming a termination date as of December 31, 2019.
As of December 31, 2019, Mr. Wendling’s only unvested equity awards were the Wendling 2019 RSUs and Ms. Wilm’s only unvested equity awards were the Wilm 2019 Options and the Wilm 2019 RSUs. The 2019 Performance RSUs held by those officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have become vested to the extent determined by the compensation committee. The Wilm 2019 Options provide for vesting upon termination of employment without cause of those options that would have vested during the 12-month period following the termination date if she had remained an employee, plus a pro rata portion of the remaining unvested options based on the portion of the vesting period elapsed through the termination date. Neither Mr. Wendling nor Ms. Wilm is entitled to any severance pay or other benefits from our company upon a termination without cause or for good reason.
Death
In the event of death of any of the named executive officers as of December 31, 2019, the incentive plans and applicable award agreements would have provided for vesting in full of any outstanding options and unvested RSUs. See “Executive Compensation Arrangements” above. None of the named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2019.
Disability
If the employment of any of the named executive officers had been terminated as of December 31, 2019 due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options and unvested RSUs. See “Executive Compensation Arrangements” above. None of the named executive officers is entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2019.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options and unvested RSUs (other than, in the case of a change of control as of December 31, 2019, the Maffei 2019 Term RSUs) held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. See “—Executive Compensation Arrangements—Gregory B. Maffei” above. For purposes of the tabular presentation below, we have assumed no such determination was made.
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Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei(1)
RSUs	281,010(2)	255,584(3)	255,584(4)	2,575,998(5)	2,575,998(5)	255,584(5)
Total	281,010	255,584	255,584	2,575,998	2,575,998	255,584
Renee L. Wilm
Options	—(7)	—(7)	4,292(4)	12,436(5)	12,436(5)	12,436(6)
RSUs	—(7)	—(7)	9,739(4)	9,739(5)	9,739(5)	9,739(6)
Total	—	—	14,031	22,175	22,175	22,175
Brian J. Wendling(1)
RSUs	—(7)	—(7)	10,599(4)	10,599(5)	10,599(5)	10,599(6)
Total	—	—	10,599	10,599	10,599	10,599

(1)
Because the exercise prices of Mr. Maffei’s and Mr. Wendling’s option awards were more than the closing market price of our Series A common stock or Series B common stock on December 31, 2019, such option awards have been excluded from the table. See the “Outstanding Equity Awards at Fiscal Year-End” table above.

(2)
If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2019, his (i) Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (ii) his Maffei 2019 Term RSUs would have been subject to pro rata vesting in accordance with the terms of the award agreement.

(3)
If Mr. Maffei’s employment had been terminated for cause as of December 31, 2019, the Maffei 2019 Term RSUs would have been forfeited and his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee.

(4)
Based on (i) the number of 2019 Performance RSUs held by the named executive officer at December 31, 2019, which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (ii) the number of unvested Wilm Options that would have vested pursuant to the forward-vesting provisions in the related award agreement if Ms. Wilm had been terminated without cause. The Maffei 2019 Term RSUs would have been forfeited. See the “Outstanding Equity Awards at Fiscal Year-End” table above.

(5)
Based on the number of options, whether vested or unvested but not yet exercised, and unvested RSUs held by the named executive officer as of December 31, 2019. Also, if Mr. Maffei’s employment terminated due to death or disability as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee.

(6)
Upon a change in control, we have assumed for purposes of the tabular presentation above that the 2019 Performance RSUs and the Wilm 2019 Options would vest in full. See the “Outstanding Equity Awards at Fiscal Year-End” table above.

(7)
Each of Mr. Wendling and Ms. Wilm would have forfeited any RSUs if his or her employment had been terminated without good reason or for cause as of December 31, 2019. Ms. Wilm would have forfeited her Wilm 2019 Options if her employment had been terminated by her without good reason or by the company for cause as of December 31, 2019.

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DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $159,000 (which we refer to as the director fee) for 2020 ($156,000 for 2019), of which fee each director was permitted to elect to receive 50%, 75% or 100% of such director fee in RSUs or options to purchase LTRPA, which will vest one year from the grant date, with the remainder payable in cash. The awards issued to our directors with respect to their service on our board in 2019 were issued in December 2018. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2019 to the nonemployee directors with respect to service on our board in 2020. Fees for service on our audit committee, compensation committee, executive committee and nominating and corporate governance committee are the same for 2019 and 2020. With respect to our audit committee, compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of  $15,000, $10,000 and $10,000, respectively, for his participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of  $25,000, $15,000 and $15,000, respectively, for his participation on that committee. With respect to our executive committee, each member thereof who is not an employee of, or service provider to, our company receives an additional annual fee of  $5,000 for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Equity Incentive Plans
As discussed above, awards granted to our nonemployee directors under the 2019 incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
As described above, in connection with the Spin-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Spin-Off in connection with adjustments made to awards previously granted by Qurate Retail with respect to its former Liberty Ventures common stock.
Director RSU Grants
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 10, 2019, Messrs. Mueller and Wargo were granted RSUs with respect to 12,962 and 8,641 shares of LTRPA, respectively. These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
Director Option Grants
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 10, 2019, Mr. Malone was granted options to purchase 39,375 LTRPA shares and Messrs. Romrell and Wargo were each granted options to purchase 19,687 LTRPA shares, all of which had an exercise price equal to $7.26, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Stock Ownership Guidelines
In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director to own shares of our company’s stock equal to at least 1.5 times the value of the nonemployee director fee.
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Nonemployee directors will have five years from the later of  (i) the effective date of the guidelines and (ii) the nonemployee director’s initial appointment to our board to comply with these guidelines.
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All other compensation ($)	Total ($)
Michael J. Malone	35,000	—	134,719	—	169,719
Chris Mueller	69,000	94,104	—	—	163,104
Larry E. Romrell	103,000	—	67,358	—	170,358
J. David Wargo	40,000	62,734	67,358	—	170,092
(1)
Gregory B. Maffei, the Chairman of the Board of our company and a named executive officer, received no compensation for serving as a director of our company during 2019. Albert E. Rosenthaler, who is Chief Corporate Development Officer of our company but not a named executive officer, received no compensation for serving as a director of our company during 2019. M. Gregory O’Hara was not a director of our company during 2019.

(2)
As of December 31, 2019, our directors (other than Mr. Maffei, whose equity awards are listed in “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	Michael J. Malone	Chris Mueller	Larry E. Romrell	Albert E. Rosenthaler	J. David Wargo
Options (#)
LTRPA	129,745	35,446	76,568	33,263	110,057
RSUs (#)
LTRPA	—	12,962	—	3,290	8,641
(3)
Reflects the grant date fair value of RSUs awarded to Mr. Mueller and Mr. Wargo, which has been computed based on the closing price of LTRPA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2019 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan			4,505,516(1)
LTRPA	151,499	$7.20
LTRPB	—	—
Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(2)
LTRPA	273,067	$16.09
LTRPB	1,823,664	$27.63
Equity compensation plans not approved by security holders:
Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan, as amended(3)			—(3)
LTRPA	292,428	$14.72
LTRPB	—	—
Total
LTRPA	716,994
LTRPB	1,823,664
			4,505,516

(1)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(2)
Upon adoption of the 2019 incentive plan, the board of directors ceased making any further grants under the 2014 incentive plan.

(3)
The transitional plan was previously approved by our board of directors and our former parent company, Qurate Retail, as sole stockholder, in connection with the Spin-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Qurate Retail with respect to its former Liberty Ventures common stock. As a result, no further grants are permitted under this plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
Investment Agreement
On March 26, 2020, pursuant to the Investment Agreement, dated as of March 15, 2020 (the Investment Agreement), among our company, Certares Holdings LLC, Certares Holdings (Blockable) LLC and Certares Holdings (Optional) LLC (collectively, Assignor) and solely for the purposes of certain provisions specified therein, Gregory B. Maffei, as assigned pursuant to the Assignment and Assumption Agreement, dated as of March 26, 2020, by and among the Assignor and Certares LTRIP LLC (the Purchaser, and together with Assignor, Certares), we issued and sold to the Purchaser 325,000 shares of Series A Preferred Stock, for a purchase price of  $1,000 per share.
The Investment Agreement contains certain covenants of our company and Certares, including, among other things, a covenant that, subject to certain exceptions, Certares will not transfer, or agree to transfer, any of its shares of Series A Preferred Stock.
Board Matters. For so long as at least 25% of the original aggregate liquidation value of the Series A Preferred Stock remains outstanding (the Threshold Amount), the holders of a majority of the Series A Preferred Stock may appoint one director (the Series A Preferred Threshold Director) to our board of directors. Upon the closing, Mr. M. Gregory O’Hara, Founder and Senior Managing Director of Certares Management LLC, was appointed as the Series A Preferred Threshold Director and Vice Chairman of our board of directors.
Consent Rights. For so long as the Threshold Amount remains outstanding, we will not pay any dividends on or repurchase shares of our common stock without the prior written consent of the holders of a majority of the Series A Preferred Stock (subject to certain exceptions). In addition, for so long as the Purchaser beneficially owns a number of shares of Series A Preferred Stock with an aggregate liquidation value at least equal to the Threshold Amount, we are required to obtain the prior written consent of the holders of at least a majority of the Series A Preferred Stock prior to incurring certain indebtedness, issuing any stock which ranks on a parity basis with or senior to the Series A Preferred Stock, issuing LTRPB shares, subject to certain exceptions, entering into certain affiliate transactions and transferring shares of Tripadvisor Class B and TRIP.
Sales Process. If our board of directors approves the initiation of a sale process to effect a change in control of itself or the entry into negotiations with a third party for a change in control, and, at such time, the Purchaser beneficially owns a number of shares of Series A Preferred Stock with an aggregate liquidation value equal to at least the Threshold Amount, the Investment Agreement requires us to provide notice of such intent to the Purchaser, designate a nationally recognized investment bank to act as financial advisor, and provide the Purchaser the opportunity to participate as a potential buyer. In addition, if the Purchaser owns a number of shares of Series A Preferred Stock with an aggregate liquidation value equal to at least the Threshold Amount, subject to certain exceptions, the Purchaser is entitled to certain rights to match offers consisting of at least 90% of cash consideration to acquire our company or LTRPB shares owned by Mr. Maffei, as the case may be.
Consultation. For so long as the Purchaser owns shares of Series A Preferred Stock having a liquidation value equal to at least the Threshold Amount, the Purchaser is entitled to certain consultation rights with our company with respect to any matter on which we vote our shares of Tripadvisor equity and with Mr. Maffei with respect to any matter on which he votes his LTRPB shares.
Tripadvisor Board. The Investment Agreement also required our company, upon closing, to nominate an individual designated by the Purchaser to the board of directors of Tripadvisor for so long as (i) the Purchaser beneficially owns a number of shares with an aggregate liquidation value equal to at least the Threshold Amount and (ii) we have a right to nominate at least two directors to Tripadvisor’s board of directors under the Governance Agreement among Tripadvisor, Qurate Retail and Barry Diller, dated as of December 20, 2011, as amended by the Assignment and Assumption of Governance Agreement among Tripadvisor, our company and Qurate Retail, dated August 12, 2014. On March 27, 2020, Mr. O’Hara was appointed to the board of directors of Tripadvisor.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement, which is filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC March 16, 2020.
Registration Rights Agreement
Our company and the Purchaser entered into a Registration Rights Agreement at the closing of the sale of the Series A Preferred Stock under the Investment Agreement (the Registration Rights Agreement). Under the Registration Rights Agreement, the Purchaser is entitled to demand and piggyback registration rights with respect to the shares of Series A Preferred Stock and any shares of common stock of our company paid to satisfy our obligations under the Investment Agreement and the Certificate of Designations. The Purchaser will be entitled to four demand registration rights, subject to certain limitations, including that each demand must cover at least $15,000,000 in value of shares to be registered and that we will not be required to effect more than one underwritten shelf takedown during any 180 day period. We will pay the costs associated with such registrations (other than underwriting discounts, fees and commissions).
The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC March 16, 2020
Letter Agreement with Mr. Maffei
As described in more detail above under “Executive Compensation—Executive Compensation Arrangements—Gregory B. Maffei,” on December 21, 2014, Mr. Maffei received a one-time grant of the 2014 Options consisting of 1,797,107 options to purchase shares of LTRPB at an exercise price of  $27.83 per share. Because of the significant voting power that Mr. Maffei would possess upon exercise of the 2014 Options, our board of directors determined that it would be appropriate to also grant Mr. Maffei approval for purposes of exempting him from the restrictions that may be imposed on him as an “interested stockholder” under Section 203 of the General Corporation Law of the State of Delaware (Section 203). Separately, Mr. Maffei advised our board that, although no agreement, arrangement or understanding had been reached, he was in discussions with Mr. Malone regarding a potential exchange of shares of LTRPB owned by the Malones (as defined below) for shares of LTRPA owned by Mr. Maffei. As a result, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones determined that it was appropriate to request that Mr. Maffei enter into a standstill agreement with our company, and on December 21, 2014, we and Mr. Maffei entered into a letter agreement (the Standstill Letter). The Standstill Letter was entered into in connection with the grant of the 2014 Options to Mr. Maffei and in anticipation of such potential exchange. On December 22, 2014, Mr. Maffei acquired 2,770,173 shares of LTRPB in exchange for 3,047,190 shares of LTRPA pursuant to an exchange transaction pursuant to which he exchanged (the Exchange) an aggregate of 3,047,190 shares of LTRPA in a private transaction with John C. Malone, our Chairman at the time, Mr. Malone’s wife and two trusts (the Trusts) managed by an independent trustee, the beneficiaries of which are Mr. Malone’s adult children (Mr. Malone, his wife and the Trusts, the Malones), for an aggregate of 2,770,173 shares of LTRPB held by Mr. Malone, his wife and the Trusts. Prior to the grant of the 2014 Options and any agreement, arrangement or understanding between Mr. Maffei and Mr. Malone regarding the Exchange, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones approved (x) each of Mr. Maffei and certain of his related persons as an “interested stockholder” and (y) the acquisition by such persons of shares of our common stock, in each case, for purposes of Section 203.
Subject to certain exceptions, during the Term (as defined below) of the Standstill Letter, Mr. Maffei had agreed that he would not, and he would not permit his Controlled Affiliates (as defined in the Standstill Letter) to, directly or indirectly, acquire Voting Securities (as such term is defined in the Standstill Letter) of our company if, after giving effect to such acquisition, Mr. Maffei and his Controlled Affiliates would beneficially own (as defined under the Exchange Act, but including all shares Mr. Maffei has the right to acquire without giving effect to any vesting requirements) in excess of 34.9% of our outstanding Voting Securities (the Cap); provided, that the Cap would not have prohibited, among other things, Mr. Maffei from acquiring or exercising the 2014 Options or acquiring shares of LTRPB pursuant to the Exchange. In the event Mr. Maffei or his Controlled Affiliates had beneficial ownership of Voting Securities of our company in excess of the Cap, subject to limited exceptions, Mr. Maffei would have voted such securities in excess of the Cap in the same proportion as the votes cast by stockholders unaffiliated with Mr. Maffei on any matter submitted to a vote of our stockholders.
Pursuant to the Standstill Letter, during the period commencing on December 21, 2014 and ending on December 21, 2019 (such period, the Term), our company was required to include Mr. Maffei (or his designee) in management’s
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slate of directors for election (the Management Slate) at each annual or special meeting of stockholders at which directors in Mr. Maffei’s (or his designee’s) class were to be elected. Our company was also required to use reasonable best efforts to cause the election of Mr. Maffei (or his designee) to our board of directors. So long as our company complied with our obligation to include Mr. Maffei (or his designee) on the Management Slate as provided in the Standstill Letter, Mr. Maffei had agreed to vote his shares of our common stock in favor of the Management Slate.
Pursuant to the Standstill Letter, Mr. Maffei has agreed, subject to certain exceptions, to certain customary standstill provisions. Such provisions prohibit Mr. Maffei and his Controlled Affiliates, unless expressly authorized by a majority of the members of our board who are independent, disinterested and unaffiliated with Mr. Maffei and his Controlled Affiliates, from: (i) effecting or seeking, offering or proposing (whether publicly or otherwise) to effect, or announcing any intention to effect or cause or participating in or assisting, facilitating or encouraging any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of any equity securities (or beneficial ownership thereof) or rights or options to acquire any equity securities (or beneficial ownership thereof), of our company, (B) any tender or exchange offer, consolidation, business combination, acquisition, merger, joint venture or other business combination involving our company, (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to our company or (D) any solicitation of proxies or consents relating to the election of directors with respect to our company; (ii) forming, joining or in any way participating in a “group” (as defined under Rule 13d-3 of the Exchange Act); (iii) depositing any Voting Securities in a voting trust or similar arrangement; (iv) granting any proxies with respect to any Voting Securities to any person (other than in his capacity as a designated representative of our company); (v) otherwise acting (alone or in concert with others), to call or seek to call a meeting of our stockholders, initiating any stockholder proposal or calling a special meeting of our board of directors; (vi) entering into any third-party discussions regarding the foregoing; (vii) publicly requesting a waiver or amendment of the foregoing, or making any public announcement regarding such restrictions; (viii) taking any action which would reasonably be expected to require our company to make a public announcement regarding the possibility of a business combination or merger; or (ix) advising, assisting or knowingly encouraging or directing any person to do so in connection with the foregoing. However, Mr. Maffei will not be deemed to have breached or violated these limitations to the extent such actions were taken in connection with his provision of services to our company as a member of our board of directors or as Chief Executive Officer of our company.
The standstill limitations cease to apply (i) if our company fails (subject to certain exceptions) to comply with our obligation to include Mr. Maffei (or his designee) on the Management Slate for election as a director (other than at Mr. Maffei’s request or because of Mr. Maffei’s refusal to accept such nomination), (ii) if Mr. Maffei ceases to serve as Chief Executive Officer of our company other than as a result of his resignation without Good Reason (as defined in the grant agreement related to the 2014 Options (the Option Agreement)), his Disability (as defined in the Option Agreement) or his termination for Cause (as defined in the Option Agreement), or (iii) if Mr. Maffei (or his designee) ceases to be a director of our company, other than (A) due to his refusal to serve as a director of our company or to propose a designee in his place, (B) due to his (or his designee’s) resignation, (C) due to Mr. Maffei’s election not to submit a replacement candidate for appointment or (D) during a period following Mr. Maffei’s resignation so long as our company is working in good faith to appoint a replacement designee of Mr. Maffei. The standstill limitations also cease to apply upon the occurrence of certain events set forth in the Standstill Letter, including our company entering into discussions regarding a transaction that would, if consummated, be reasonably likely to result in a Change of Control (unless Mr. Maffei has been released from such restrictions to the extent reasonably necessary for him to fully participate in any discussions (in his capacity as a stockholder) and to offer or propose alternative transactions involving himself and his Controlled Affiliates and third parties) or a third party commences a tender or exchange offer for at least 50.1% of our common stock which would result in a Change of Control of our company and which offer is not opposed by our company.
The foregoing is a summary of the Standstill Letter and is qualified by reference to the full text of the Standstill Letter, which is incorporated by reference as Exhibit 7(a) to the Schedule 13D filed by Mr. Maffei with respect to our common stock on December 31, 2014.
48 | LIBERTY TRIPADVISOR HOLDINGS, INC.  2020 PROXY STATEMENT

STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2020 which will take place on May 19, 2020. Based solely on the date of our 2020 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 17, 2020 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2021 (the 2021 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 18, 2021 and not later than March 22, 2021 to be considered for presentation at the 2021 annual meeting. We currently anticipate that the 2021 annual meeting will be held during the second quarter of 2021. If the 2021 annual meeting takes place more than 30 days before or 30 days after May 19, 2021 (the anniversary of the 2020 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2021 annual meeting is communicated to stockholders or public disclosure of the date of the 2021 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2021 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertytripadvisorholdings.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2019 Form 10-K, any of the exhibits listed therein or the Standstill Letter Agreement with Mr. Maffei, please call or submit a request in writing to Investor Relations, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2019 Form 10-K without charge, any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits) or the Standstill Letter Agreement with Mr. Maffei without charge.
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ANNEX A
FORM OF CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF LIBERTY TRIPADVISOR HOLDINGS, INC.
Liberty TripAdvisor Holdings, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety the paragraph of Article IV thereof that is the penultimate paragraph of the paragraphs of such Article IV that precede the beginning of Section A of such Article IV, which penultimate paragraph provided for the prior reclassification of capital stock of the Corporation and begins with the language “Upon this Restated Certificate of Incorporation”, and inserting the following in lieu thereof:
“Upon this Certificate of Amendment of Restated Certificate of Incorporation of the Corporation (as the Restated Certificate of Incorporation of the Corporation may from time to time hereafter be amended or restated, this “Restated Certificate”) becoming effective pursuant to the DGCL (the “Effective Time”), the shares of Series A Common Stock and Series B Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified and combined into a smaller number of shares of Series A Common Stock and Series B Common Stock, respectively, such that (i) each two (2) to twenty (20) shares of Series A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series A Common Stock, and (ii) each two (2) to twenty (20) shares of Series B Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series B Common Stock, in each case, with the exact ratio within the foregoing range to be determined by the Board of Directors (or a committee thereof) and publicly announced by the Corporation prior to the Effective Time; provided that the ratio determined by the Board of Directors (or a committee thereof) shall be identical for both the Series A Common Stock and Series B Common Stock (the “Reclassification”). The par value of the Common Stock immediately following the Effective Time shall remain at $0.01 par value per share. Immediately following the Effective Time, any certificates representing the shares of Common Stock shall represent the number of whole shares of Common Stock into which such shares shall have been reclassified pursuant to the Reclassification. No fractional shares of Common Stock shall be issued as a result of the Reclassification. In lieu of any fractional shares to which a stockholder would otherwise be entitled as a result of the Reclassification, the Corporation shall pay to such stockholder cash equal to such fraction multiplied by the fair value of a share of the applicable series of Common Stock as determined in good faith by the Board of Directors (or a committee thereof) in accordance with the DGCL.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this             day of            , 20      .
LIBERTY TRIPADVISOR HOLDINGS, INC.
By:
Name:
Title:
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